SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 4

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2012

Date of Report

(Date of Earliest Event Reported)

BIOPHARMA MANUFACTURING SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54423	45-1878223

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1443 Merion Way, #51G

Seal Beach, California 90740

(Address of Principal Executive Offices)

(562) 244-9785

(Registrant’s Telephone Number)

The Company is concurrently filing a registration statement on Form S-1 pursuant to the Securities Act of 1933 for the sale of up to 72,000,000 shares of its common stock by the holders thereof. Certain items indicated below are incorporated by reference to that registration statement which is concurrently filed herewith and additional detailed information is discussed therein.

EXPLANATORY NOTE

BioPharma Manufacturing Solutions, Inc. (the “Company”) is filing this Amendment No. 4 (the Form 8-K/A) to our Current Report on Form 8-K (the Form 8-K), filed with the U.S. Securities and Exchange Commission on October 18, 2012, as amended on February 11, 2013, November 13, 2013 and April 11, 2014. This Form 8-K/A should be read in conjunction with the original Form 8-K, which continues to speak as of the date of the Form 8-K. Except as specifically noted above, this Form 8-K/A does not modify or update disclosures in the original Form 8-K. Accordingly, this Form 8-K/A does not reflect events occurring after the filing of the Form 8-K or modify or update any related or other disclosures.

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ITEM 1.01	Entry into a Material Definitive Agreement

On October 11, 2012, Biopharma Manufacturing Solutions, Inc. entered into a definitive agreement (“Definitive Agreement”) to acquire BioPharmaceutical Process Engineering and Consulting Services (“BPECS”), a component of GMR Engineering Inc. (“GMR”), in a stock-for-assets transaction. The parties to the transaction include the Company and GMR, both of which. Mr. Gary Riccio is an officer, director and dominant shareholder.

Pursuant to the Definitive Agreement, the Company acquired BPECS from GMR through the issuance of 1,000,000 shares of common stock of the Company to Mr. Gary Riccio, the sole shareholder of GMR, in exchange for the BPECS assets of GMR.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On October 11, 2012, Biopharma Manufacturing Solutions, Inc. consummated the acquisition of BioPharmaceutical Process Engineering and Consulting Services (“BPECS”), a component of GMR Engineering Inc. (“GMR”), in a stock-for-assets transaction (the “Acquisition”). The Acquisition was effected by the Company through the issuance of 1,000,000 shares of common stock of the Company to Mr. Gary Riccio, the sole shareholder of GMR who also serves as an officer and director of the Company, in exchange for the BPECS assets of GMR.

BPECS consists of the components of GMR which comprise its consulting, design and engineering services, but does not include GMR’s manufacturing components or equipment. GMR was incorporated in the State of California in June 1996 to engage in professional practice in automated process control and instrumentation systems in the pharmaceutical industry. While the Company has taken over the business and operations of BPECS, GMR remains a separate entity with its own independent business and operations. The purpose of the Acquisition was to facilitate and prepare BPECS, as part of the Company, for a registration statement and/or public offering of securities.

The assets acquired in the Acquisition consisted of the business of BPECS, which performs engineering and consulting services, and which applies its considerable engineering and design expertise, garnered over a successful 16 year track record, to solving difficult manufacturing problems and challenges for GMR’s clients. In the Acquisition, these intangible assets of BPECS were assigned by GMR and transferred to the Company. The Company has since been awarded engineering service contracts directly due to the engineering expertise provided by BPECS and its reputation for providing on-time, on-budget biopharmaceutical manufacturing processes.

In the Acquisition, the Company acquired a variety of BPECS intangible assets; however, no contracts were transferred or assigned from GMR as part of the transaction (instead, the Company was focused on building its own suite of contracts directly with potential customers). The intangible assets acquired by the Company from GMR as part of BPECS consisted of the following:

o	Engineering-related and other software electronic files

o	Mechanical and electrical design drawings and print-outs

o	Programmable Logic Controller Programming Software and License

o	SCADA/HMI Programming Software

o	Control System and Process Equipment Software Application Code

o	Electronic Batch Reporting System Software Application Code

o	Electronic copies of all Source Code and Software Design Templates for Biopharmaceutical Process Systems

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o	Process Design and Instrumentation AutoCAD Drawings

o	Bills of Materials for Engineering Projects completed

o	Computer System Validation Protocols and Test Attachment Templates

The acquisition of BPECS intangible assets by the Company is considered a transfer between entities under common control; as a result, no goodwill or other intangible assets were recorded.

Business

Prior to the Acquisition, the Company had no ongoing business or operations and was established for the purpose of completing a business combination with a target company, such as BPECS. As a result of the Acquisition, the Company acquired the operations and business of BPECS.

The Company provides technology transfer and scale-up, project management, process design, value engineering, process automation and process validation consulting services to biotechnology and pharmaceutical manufacturers in the life sciences industry. The Company assists its clients in all phases of biopharmaceutical project lifecycle from concept, risk assessment and design through installation, validation and Food and Drug Administration (“FDA”) approval.

In a typical situation, the Company would assist its clients with technical transfer and scale-up of the process used to manufacture a development stage or FDA approved drug. Once the process design and risk assessment is complete, the Company would then design and/or procure the requisite manufacturing equipment needed to produce the medicine. Upon completion and receipt of equipment, the Company would manage installation of procured equipment and the critical utilities required to support this equipment. After installation, the Company would then assist its clients in the qualification and validation of the installed equipment, critical utilities and automation/electronic reporting systems. Subsequently, the Company would provide technical support for the conformance runs and process validation of the completed biopharmaceutical process and facility leading up to FDA submission. Finally, the Company also provides follow-up technical services to help its clients address any relevant FDA post-submission questions.

The Company (having acquired the BPECS portion of GMR) has a 16-year successful business track record in delivering turnkey, fast-track, on-time, on-budget quality manufacturing processes. The Company is a valuable long-term partner with its clients in being able to provide legacy and after-market lifecycle support services for FDA-approved biopharmaceutical processes and facilities. The Company also provides technical assistance in helping its clients resolve CAPA, FDA 483 and Warning Letter issues related to the manufacturing of their products. For example, the Company provides reliable, secure and efficient automated manufacturing processes and data collection/retrieval systems designed to reduce the risk of non-compliance, and in addition, the Company provides the analytical expertise to help its clients determine root causes of compliance failure, and then correct and prevent any future non-compliance issues that might arise in the lifecycle of a typical biopharmaceutical process and facility.

In addition to growing its existing engineering and consulting services business, future plans for the Company plans include developing in-house manufacturing capabilities and growing its own line of biopharmaceutical process equipment and automation systems targeted for both clinical and commercial scale markets.

Additional future plans for the Company include leveraging its technology transfer, scale-up and process engineering expertise to contract or build its own modular clinical scale manufacturing facility. The Company’s intent is to cultivate its relationships with industry and academic research communities and provide technical transfer, scale-up and contract manufacturing services ranging from clinical scale manufacturing of development-stage medicines to contract manufacturing of generic medicines. The potential scope of medicines that may benefit from the Company’s services broadly range from development-stage stem-cell cancer treatments or other cutting-edge, niche clinical medicines to biotechnology and pharmaceutical drugs

The Company believes that providing a “ready to use” clinical scale manufacturing facility can shorten the Investigational New Drug (IND) application time frame, provide a more cost-effective and repeatable process for getting these drugs into, and through, clinical trials and provide increased commercial opportunities for pharmaceutical companies by improving the chance of success for development-stage drug projects.

The Company’s Services in the Marketplace

BPECS (through GMR formerly) has established a solid presence and reputation for success in the biopharmaceutical marketplace for the past 16 years. The Company intends to use its existing technology transfer and scale-up process engineering, process automation, process validation and custom-equipment manufacturing expertise to obtain a growing share of the capital equipment and engineering services market. The Company also plans to bolster the equipment manufacturing segment of its business by designing and manufacturing, for both clinical and commercial uses, a line of engineered process equipment specifically targeting the process equipment needs of clinical, CMOs and commercial biotechnology and pharmaceutical manufacturers. The Company also plans to build its own “ready to use” modular clinical scale contract manufacturing facility which both the private industry and academic research community can employ to shorten the Investigational New Drug (IND) application time frame, provide a more cost-effective and repeatable process for getting these drugs into, and through, clinical trials and to provide increased commercial opportunities for pharmaceutical companies by improving the chance of success for development-drug projects.

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Strategic Partners and Suppliers

Other than its relationship with GMR, the Company does not believe that strategic partnerships are likely to be a major component of the Company’s operating strategy. With the exception of GMR, the Company currently has no strategic partners. The Company may entertain working with strategic partners in the future if such partnerships are beneficial to the Company.

The Company does work extensively with a variety of subcontractors and service providers that assist the Company in delivery services to its clients. The subcontractors and service providers are critical to the Company’s ability to timely provide cost-effective specialized services to its clients.

The Company does not currently require any special or customized raw materials in its business. All materials needed for the Company’s operations are readily available from various suppliers in the general marketplace. The Company plans to continue to use brand name components in its business, and will require minimum spare parts to support its customers. The Company has identified alternate suppliers in the event of the loss of a major supplier of the Company. Over the longer-term, the Company’s business plans include the development of contract manufacturing operations for clinical scale development drugs; at such time, specialized or customized raw materials may be required.

Governmental Regulations

The Company does not need or require any approval from government authorities or agencies in order to operate the regular BPECS business and operations. In addition, any proposed expansion to the Company’s business, including in building its own equipment or conducting additional engineering work, is not expected to require government approvals.

The Company’s business is not impacted from governmental regulations, other than ordinary and customary regulations applicable to most business (such as business licenses, contractor’s licenses, etc.) At present, there are no governmental regulations that are expected to have any significant ongoing impact of an adverse nature on the business and operations of the Company. Specifically, the Company does not incur costs of a material amount in complying with any applicable environmental laws and regulations. However, the Company believes that it is possible that, in the future, regulations of the U.S. Food and Drug Administration (FDA) are the most likely to potentially have an adverse effect on the business of the Company.

The Company anticipates that it will become directly subject to FDA regulations when the Company develops and builds its own modular clinical scale manufacturing facility. Based upon the Company’s longer-term business development plans stated below, it is anticipated that the time frame for reaching this FDA regulatory milestone will be in approximately 2017. The Company’s current longer-term business development plans are the following (which would involve FDA regulations of material impact beginning around 2017):

2012 and ongoing:	Develop and expand Engineering and Consulting Services Business
2015 and thereafter:	Develop, Sell and Market Engineered Process Equipment
2017 and thereafter:	Build Modular Clinical Scale Manufacturing Facility and Market Contract Manufacturing Service

Marketing Strategy

The Company has conducted limited advertising and marketing to date as the primary focus of the Company since inception has been to concentrate on bidding and obtaining engineering service contracts with its client and then delivering these services to clients. The Company has given attention to constructing the marketing strategy and plans that it will use to expand and grow its business over the longer term.

The Company eventually anticipates a modest budget and need for marketing activities. The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the services that the Company offers to its clients. The Company plans to rely on both traditional marketing and online marketing opportunities to increase awareness of its services.

The Company has entered into a contract with vendors to develop the Company’s website and to provide written content for both the website and future marketing materials.

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Sales Strategy

The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. To date, the Company has developed a limited sales organization, but it expects to build a more active sales presence to position itself for growth and expansion. Until the present time, the Company has conducted all of its sales efforts through direct sales to its clients through personnel of the Company. These efforts have yielded four service contracts for the Company. In the future, the Company expects that it may hire additional personnel to support and grow its sales efforts.

Operations

The Company’s services are requested by clients on a year-round basis, and typically, there is no material effect of seasonality on the ongoing business of the Company. However, engineering projects are generally implemented in phases and one phase of a project may require greater work efforts and work hours than another phase (e.g. planning versus installation phases).

The Company obtains most of its business through the established market presence of BPECS and its previous relationship with GMR. The Company maintains a limited employee workforce and conducts most of its operations through sub-contractors and other personnel who assist the Company in completing specific projects and tasks.

Over time, the Company expects that it will continue to develop more business on its own (i.e. without affiliation or relationship with GMR existing clients or relationships) and that it will build a larger employee base. However, in the short term, the Company expects that its business will generally continue to involve a large degree of sub-contractors and outsourced project work for its clients.

In its services offerings, the Company offers industry-standard warranties on defective parts and the labor to replace them. The Company anticipates that it will continue to offer such warranties, and it will need to reserve and dedicate resources needed to meet its warranty obligations.

Relationship with GMR

GMR is an entity which is under common control by Mr. Riccio (the sole officer and director of the Company).

The Company does not expect that GMR would ever compete with the Company, as the divestiture of BPECS by GMR represents the cessation by GMR of that business line segment. The purpose of the Acquisition was to transition the customers and the services business of GMR (via BPECS) to the Company. Moreover, GMR and the Company are under common control, in that GMR is wholly owned and fully controlled by the Company’s largest shareholder, sole director and Chief Executive Officer, Mr. Gary Riccio. While GMR is currently assisting the Company in facilitating relationships for BPECS business from existing GMR clients, the Company expects that this process of transitioning many customer relationships from GMR to BPECS will be completed within the next 12 to 18 months; after such time, Mr. Riccio intends to dissolve GMR and focus his efforts principally in developing and managing the business and operations of the Company. Moreover, the Company has greater financial and intellectual resources available to it than does GMR and is better positioned than is GMR to expand the engineering and consulting services currently offered by BPECS. As such, the likelihood of a conflict of interest between GMR and the Company regarding customers and their business is low.

Revenues

The Company had no revenues for the six months ended June 30, 2013 and a net loss of ($74,992). The Company had revenues of $14,318 for the year ended December 31, 2012 and a net loss of ($144,839). The Company is currently performing on three contracts awarded to it in May and June 2013 by its global pharmaceutical client and shall realize revenue in the near term.

THE COMPANY

Employees

The Company presently has one (1) employee, which consists of its one (1) executive officer. At present, the employee/officer does not take a salary. No salaries or compensation have been accrued. The employee/officer will not receive any additional form of compensation until, and if, the Company raises or procures adequate capital (through operations, private financings, a primary public offering or otherwise) to pay any such additional form of compensation.

The Company currently has no employees other than its officer, but it expects that it will hire additional personnel as the Company implements its business plan. Where necessary, the Company may also employ subcontractors to complete its projects.

Property

The Company has no properties and at this time has no agreements to acquire any properties. The Company currently uses the offices of GMR, a company owned and operated by the Company’s sole officer and director, Mr. Riccio. Mr. Riccio is not presently charging the Company any rent or other lease costs associated with the rented space. There is no written agreement between Mr. Riccio and the Company regarding the lease, and the parties may terminate the lease arrangement at any time.

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In the future, the Company expects to locate and lease an operational facility that would allow the Company to expand manufacturing of certain components and equipment used in its business.

Subsidiaries

The Company does not have any subsidiaries.

Summary Financial Information

BIOPHARMA MANUFACTURING SOLUTIONS INC..

The statements of operations data for the year ended December 31, 2012 and the period from April 20, 2011 (inception) through the year ended December 31, 2011, respectively, and the balance sheet data as of December 31, 2012 and at December 2011, respectively, are derived from the audited financial statements of the Company and related notes thereto included elsewhere in this prospectus. The statement of operations data for the six months ended June 30, 2013, and the balance sheet as of June 30, 2013, provided below are derived from the unaudited financial statements and related notes thereto included elsewhere in this prospectus.

	Six months ending	Year ending	Period ending
	ending June 30, 2013	December 31, 2012	December 31, 2011
	(unaudited)
Statement of operations data
Net revenue	$0	$14,318	$0
Operating expenses	$74,992	$159,157	$(3,496)
Net income (loss)	$(74,992)	$(144,839)	$3,496
Net loss per share, basic and diluted	(0.00)	(0.00)	(0.00)
Weighted average number of shares
outstanding, weighted and diluted	94,350,829	94,031,747	40,902,549

	At June 30, 2013	At December 31, 2012	At December 31, 2011
	(unaudited)
Balance sheet data
Cash	$199,756	$266,650	$270,333
Total assets	$220,120	$268,150	$398,854
Total liabilities	$350	$350	$400
Total stockholders’ equity	$219,770	$267,800	$398,454

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

The statements of operations data for the year ended December 31, 2011 and the period from January 1, 2012 to October 10, 2012, and the balance sheet data as of December 31, 2011 and at October 10, 2012, respectively, are derived from the audited financial statements of the Company and related notes thereto included elsewhere in this prospectus.

	Period ending
	January 1, 2012 to October 10, 2012	Year ended December 31, 2011

Statement of operations data
Net revenue	$203,817	$263,458
Operating expenses	$110,345	$170,276
Net income	$91,974	$91,157

	At October 10, 2012	At December 31, 2011

Balance sheet data
Cash	$-	$-
Total assets	$473,294	$268,310
Total liabilities	$33,792	$38,435
Total stockholders’ equity	$439,503	$229,875

Management's Discussion and Analysis of Financial Condition and Results of Operations

The Company was incorporated in the State of Delaware in April 2011 and acquired BioPharmaceutical Process Engineering and Consulting Services, a component of GMR Engineering Inc., in October 2012. References to the financial condition and performance of the Company below in this section “Management’s Discussions and Analysis of Financial Condition and Results of Operation” are to financial statements of the Company.

The Company was a developmental stage since inception until October 11, 2012, at which time the Company and GMR executed the agreement whereby GMR transferred its BPECS component to the Company. As a result of this Acquisition, the Company started recognizing revenue from its principal operations and was therefore no longer classified as a development stage enterprise.

 The Company has sustained operating losses since its inception. The Company has an accumulated deficit of ($223,327) from inception through June 30, 2013.

The Company's independent auditors have issued a report raising a substantial doubt about the Company's ability to continue as a going concern.

Revenues

The Company had no revenues for the six months ended June 30, 2013 and a net loss of ($74,992). The Company had revenues of $14,318 for the year ended December 31, 2012 and a net loss of ($144,839). The Company is currently performing on three engineering contracts awarded to it in May and June 2013 by its global pharmaceutical client and shall realize revenue in the near term.

Pricing

The Company prices services for clients using customary billing arrangements, which are set by standard industry payment terms, such as initial deposits, progress billing and Net 30 and Net 60 day terms.

Equipment Financing

The Company has no existing equipment financing arrangements. The Company does not anticipate entering into equipment financing arrangements, as the Company intends to self-fund most purchases with its capital reserves or with reinvestment of profits from revenues. However, from time to time (when it is in the interests of the Company to do so), the Company will establish standard commercial financing terms with its suppliers (e.g. Net 30 days) and/or purchase equipment through standard commercial leasing practices.

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Potential Revenue

The Company has and is expected to continue earning revenue from engineering services contracts awarded to the Company and through its continuing efforts to market the engineering expertise and designs acquired in the acquisition of BPECS.

The Company recently obtained three (3) engineering services contracts with its global pharmaceutical client in May and June 2013. The Company is currently performing on these engineering contracts and shall realize revenue in the near term. The Company also intends to generate future revenue by continuing to implement its business plans to increase engineering services contracts, design and market its own line of biopharmaceutical process equipment and develop a modular clinical scale manufacturing facility.

Alternative Financial Planning

The Company has no alternative financial plans at the moment. If the Company is not able to successfully earn revenues and profits from operations and/or raise monies as needed to expand through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to survive and implement any part of its business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The carve-out financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of the financial statements requires making estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

The carve-out financial statements of BPECS were prepared from the historical accounting records of GMR. Historically, financial statements were not prepared on a stand-alone basis for BPECS as it was not operated separately from GMR. The financial statements reflect the carve-out results of revenues and expenses for BPECS in a manner consistent with how GMR managed the business.

Revenues are derived from process engineering, designing, customization, and software automation for certain pharmaceutical and biotechnological equipment. Revenues from services rendered are recorded as services are performed based on standard hourly rates. All general and administrative costs are treated as period costs and expensed as incurred.

Pursuant to the JOBS Act of 2012, as an emerging growth company the Company can elect to opt out of the extended transition period for any new or revised accounting standards that may be issued by the PCAOB or the SEC. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the standard for the private company. This may make comparison of the Company's financial statements with any other public company which is not either an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible as possible different or revised standards may be used.

Although the Company is still evaluating the JOBS Act, it currently intends to take advantage of some or all of the reduced regulatory and reporting requirements that will be available to it so long as it qualifies as an “emerging growth company”. The Company has elected not to opt out of the extension of time to comply with new or revised financial accounting standards available under Section 102(b) of the JOBS Act. Among other things, this means that the Company's independent registered public accounting firm will not be required to provide an attestation report on the effectiveness of the Company's internal control over financial reporting so long as it qualifies as an emerging growth company, which may increase the risk that weaknesses or deficiencies in the internal control over financial reporting go undetected. Likewise, so long as it qualifies as an emerging growth company, the Company may elect not to provide certain information, including certain financial information and certain information regarding compensation of executive officers that would otherwise have been required to provide in filings with the SEC, which may make it more difficult for investors and securities analysts to evaluate the Company. As a result, investor confidence in the Company and the market price of its common stock may be adversely affected.

Development Stage and Capital Resources

The Company’s proposed expansion activities may necessitate additional uses of capital beyond 2013. The Company would need to raise additional financing in order to expand operations. As of June 30, 2013, the Company had approximately $199,756 of cash available.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement any of its proposed business plan expansion and any additional proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

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Discussion of Period ended June 30, 2013

The Company generated no revenues during the six month period ending on June 30, 2013, as compared to the six month period ending June 30, 2012 in which the Company also did not generate revenues. However, the Company was awarded three (3) engineering service contracts from a global pharmaceutical company in May and June of 2013, and is now currently in the process of performing these contracts.

During the six month period ended June 30, 2013, the Company increased operating expenses to $74,992 from $58,590 for the six month period ended June 30, 2012 with a corresponding increase in the net loss of ($74,992) for the six month period ended June 30, 2013 compared to the net loss of ($58,590) for the six month period ended June 30, 2012.

For the period from April 20, 2011 (inception) through June 30, 2013, the Company had an accumulated deficit of ($223,327).

At June 30, 2013, the Company held $199,756 in cash. The Company has no continuous methods of generating cash other than by virtue of any profits from operations.

If the Company is not successful in generating sufficient revenues and/or obtaining additional funding to develop its business plan and proposed operations, this could have a material adverse effect on its business, results of operations liquidity and financial condition. The Company has no continuous methods of generating cash other than by virtue of any profits from operations.

Discussion of Year ended December 31, 2012

The Company posted revenues of $14,318 for the year ended December 31, 2012 and a net loss of ($144,839). As a result of the acquisition of BPECS, the Company started recognizing revenue from its principal operations and was no longer classified as a development stage company at the end of the year ended December 31, 2012.

Total operating expenses for the year ended December 31, 2012 were $159,157.

The comparison of the year ended December 31, 2012 with the year ended December 31, 2011 is not reflective as the Company did not effectuate its change in control of the Company until August 2011 and did not effectuate the Acquisition until 2012.

Discussion of Period ended December 31, 2011

The Company generated no revenues during the period ending from April 20, 2011 (inception) through December 31, 2011.

During the period from April 20, 2011 (inception) ending December 31, 2011, the Company posted operating expenses of $3,496 and showed a net loss of $3,496.

Management

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers:

Name	Age	Position	Year Commenced

Gary Riccio	59	President and Director	2011

Gary Riccio

Mr. Riccio serves as the sole director and officer of the Company. He also holds the titles of Chief Executive Officer and Chief Financial Officer of the Company. Mr. Riccio obtained his Bachelor of Science Degree in Chemical Engineering in 1978 from Northeastern University and was elected to the Engineering Honor Society. From 1978 to 1986, Mr. Riccio was employed by Lever Brothers Division of Unilever as Project Engineer specializing in the Dove and Caress, Snuggle and Wisk product lines and specifically worked on the expansion of those facilities and processes. From 1987 to 1989, Mr. Riccio worked as Project Engineer for Vision Engineering, a software start-up company, on automation systems for companies within the chemical process, food and beverage and pharmaceutical industries. From 1989 to 1996, Mr. Riccio worked as General Manager of A-1 Refrigeration Company designing, installing and servicing custom large volume ice-making equipment and industrial refrigeration systems. During this period he was instrumental in increasing the product line from two to seven different models and expanded sales to overseas markets. In 1996, Mr. Riccio founded GMR Engineering, an engineering contracting firm specializing in automated computer systems for the biotech/pharmaceutical and food/beverage industries. He expanded this business to include process design and engineering, process validation and custom equipment manufacturing.

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His recent significant accomplishments include (i) the 2006 installation, programming and validation of Millipore Ultrafilitration Skids and Cold Water For Injection Generation, Storage and Distribution for Albumin Processing Department at Baxter BioScience, which receive FDA approval in November 2006; (ii) the 2010 control system design, programming, installation and validation of the Nanofiltration System for AHF-M Department; (iii) the 2010 custom design, fabrication, automation and validation of the Nanofiltration System for Virus Removal currently approved by the FDA to begin manufacturing; and (iv) the 2012 Reliability Upgrade of a legacy Clean-In-Place System.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company. The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly. Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings in which the Company or any subsidiary is a party.

Employment Agreements

The Company has not entered into employment agreements with any of its employees or officers.

Anticipated Officer and Director Remuneration

The Company intends to pay annual salaries to all its officers. However, the Company will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company maintains continued profitability, experiences significant positive cash flow and/or obtains additional funding. At such time, the Company anticipates offering various additional cash and non-cash compensation to officers and directors. In addition, although not presently offered, the Company anticipates that its officers and directors will be provided at a later time with a group health, vision and dental insurance program at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion. In addition, the Company plans to offer 401(k) matching funds as a retirement benefit, paid vacation days and paid holidays.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date hereof regarding the beneficial ownership of the Company’s common stock by each of its executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

		Number of Shares of
Name and Address	Position	Common Stock	Percent of Class (1)

Gary Riccio	President and Director	26,000,000	28%
c/o BioPharma Manufacturing Solutions, Inc.
1443 Merion Way, #51G
Seal Beach, California 90740

Rimmal & Amina Afzal	5% shareholder	8,500,000	9%
4175 Williwaw Drive
Irvine, CA 92620

John Fields	5% shareholder	8,000,000	8%
26545 Camino de Vista
San Juan Capistrano, CA 92675

Jane Kinnick	5% shareholder	10,000,000	11%
1509 N. Mountain Grove Road
Alma, AR 72921

Norman Lieberman	5% shareholder	10,000,000	11%
55 Prairie Falcon
Aliso Viejo, CA 92656

Derek Whiston	5% shareholder	9,000,000	10%
5 Glen Echo
Dove Canyon, CA 92679

	Total owned by officers and directors	26,000,000	28%

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* Less than 1%

(1) Based upon 94,300,000 shares outstanding as of the date hereof.

Risk Factors

The Company’s operations business may not perform well as an entity separate from GMR.

Up until the time of the Acquisition, BPECS was a constituent part of the entity GMR. As such, BPECS benefited from the longstanding reputation and industry acceptance afforded to GMR, which has a track record of more than 16 years in the industry. The Company may not be able to continue to generate business, maintain client relationships and/or expand its operations as an entity that is separate from GMR. However, the Company has already received four (4) purchase order contracts for its engineering services from a major pharmaceutical company. These first purchase orders were initially received through GMR’s reputation with the client, which helped secured the first order; however, all of the project execution and work under that purchase order and subsequent purchase orders are the sole responsibility of the Company, and having already successfully completed work on its first contracts for the client in the fourth quarter of 2012, the Company is now an approved supplier of the client and solicits business from, and works directly with, the client free from the involvement of GMR. As such, the Company is currently performing on three engineering service contracts that it was awarded in May and June of 2013.

The Company only has one significant customer relationship, which exposes the Company to a substantial client concentration risk.

As of June 30, 2013, the Company only had one significant customer relationship, and as such, the Company’s business is dependent on its existing customer relationship (subsequently, the Company has started doing work for two separate divisions of its major client). The Company is also in the process of building additional customer relationships and seeking out new customers. However, until the Company obtains additional customers, the Company will be exposed to a substantial client concentration risk as a result of having only one customer relationship. The loss of this customer could have a severely adverse effect on the Company’s business and operations.

No assurance of continued market acceptance.

There can be no assurance that the Company’s services will have any competitive advantages. Also, there is no assurance that the market reception will be positive, or will continue at all, for BPECS.

It may be difficult for any prospective investor to properly assess the Company’s profitability or performance.

It is difficult for an investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan. The Company has limited financial results upon which an investor may judge its potential, and has only recently become separate of GMR. The Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses. An investor will be required to make an investment decision based solely on the Company management’s history and its projected operations in light of the risks, expenses and uncertainties that may be encountered by engaging in the Company’s industry. An investor will have to evaluate how the Company will perform without being a part of GMR on a forward-looking basis.

Even with the Company initially benefiting from its relationship with an established business such as GMR, there is risk still associated with both maintaining the existing business and growing the new business. There is also risk in maintaining or increasing profitability in these businesses. BPECS was an integral part of GMR’s success for over 16 years. The Company believes that the same overall business strategy, commitment to providing quality service, and key personnel instrumental in BPECS’ success, would all transfer as benefits and assets to the Company’s future success.

The Company has a small financial and accounting organization. Being a public company may strain the Company's resources, divert management’s attention and affect its ability to attract and retain qualified officers and directors.

The Company has a limited finance and accounting organization, and the rigorous demands of being a public company require a structured and developed finance and accounting group. As a reporting company, the Company is already subject to the reporting requirements of the Securities Exchange Act of 1934. However, the requirements of these laws and the rules and regulations promulgated thereunder entail significant accounting, legal and financial compliance costs which may be prohibitive to the Company as it operates and further develops its business, services and scope.. These costs have made, and will continue to make, some activities more difficult, time consuming or costly and may place significant strain on its personnel, systems and resources.

The Securities Exchange Act requires, among other things, that companies maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain the requisite disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight are required. As a result, management’s attention may be diverted from other business concerns, which could have a material adverse effect on the development of the Company's business, financial condition and results of operations.

12

These rules and regulations may also make it difficult and expensive for the Company to obtain director and officer liability insurance. If the Company is unable to obtain adequate director and officer insurance, its ability to recruit and retain qualified officers and directors, especially those directors who may be deemed independent, will be significantly curtailed. The Company’s management is actively addressing this risk by working with experienced accountants who are working with the Company to create, implement and put in place the systems and procedures in place necessary to meet disclosure and financial reporting requirements.

If the Company is unable to generate sufficient cash from operations, it may find it necessary to curtail development and operational activities.

The Company has an extensive business plan to foster its growth and continued expansion. If the Company is unable to generate sufficient cash from its ongoing operations, then it would not be able to proceed with its business plan or possibly to successfully develop its planned expansion or broader operations at all.

The operations of the Company are speculative.

The success of the proposed business plan of the Company will depend to a great extent on the operations, financial condition and management of the Company. Although the Company has a business plan and intends to execute its overall business strategy, limited operations have been conducted to date as an entity separate from GMR. As minimal revenues have been finalized and consummated as a business separate from GMR, the proposed operations of the Company remain speculative. The Company has completed its first independent contract with a major pharmaceutical company and booked revenue for this contract in the fourth quarter of 2012. The Company has also received, and is currently performing on, three new service contracts.

The Company may not be able to obtain capital necessary to carry out its intended business plans and operations.

The Company may require capital in order to implement its intended business plans and operations. If the Company is unable to generate such capital through operations or obtain such capital from third party sources (such as, without limitation, from other investors, banks and/or other lenders), the ability of the Company to succeed will be significantly harmed. There is no assurance that the Company will be able to obtain any capital from outside sources.

One of the Company’s officers and directors beneficially owns and will continue to own a significant portion of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

Mr. Gary Riccio, the sole officer and director of the Company, is currently the beneficial owner of greater than 25% of the Company’s outstanding common stock. As such, he will be able to exercise significant control on matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their shares. The Company plans to address these risks by building a board of directors, business management infrastructure and technical services team.

The Company depends on its management to manage its business effectively.

The Company’s future success is dependent in large part upon its ability to understand and operate its business plan and to attract and retain highly skilled management, operational and executive personnel. In particular, due to the nature of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan. The loss of any officer’s services, particularly Mr. Gary Riccio, could impede the Company’s ability to continue to operate, to grow its business and to develop its objectives, and as such, would negatively impact the Company's possible overall success.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate, but the Company does not believe that any such regulations are outside of the ordinary course of most business enterprises (e.g. basic business licenses. etc). Due to the scope of the Company’s operations, the Company could potentially in the future be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry. The most likely source of regulation that would adversely affect the business is the U.S. Food and Drug Administration (FDA).

The Company anticipates that it will become directly subject to FDA regulations when the Company develops and builds its own modular clinical scale manufacturing facility. Based upon the Company’s longer-term business development plans stated below, it is anticipated that the time frame for reaching this FDA regulatory milestone will be in approximately 2017. The Company’s current longer-term business development plans are the following (which would involve FDA regulations of material impact beginning around 2017):

13

2014 and ongoing:	Develop and expand Engineering and Consulting Services Business
2015 and thereafter:	Develop, Sell and Market Engineered Process Equipment
2017 and thereafter:	Build Modular Clinical Scale Manufacturing Facility and Market Contract Manufacturing Service

Complying with FDA regulations may be lengthy, expensive and uncertain. We have limited experience in establishing and ensuring such compliance. Regulatory authorities generally have substantial discretion in the application of regulations and determining compliance. Our future need to comply with FDA regulations may require us to expend more resources than we may have available. Our inability to comply with the FDA regulations could cause us to delay the implementation of our own modular clinical scale manufacturing facility, or cause the implementation to be more costly than we anticipate, our could prevent us from implementing our own modular clinical scale manufacturing facility at all. Any such delay, unanticipated cost overruns or inability to implement our own modular clinical scale manufacturing facility could have a severe adverse effect on the Company’s business and operations.

The Company’s stock may be considered a penny stock and any investment in the Company’s stock will be considered a high-risk investment and subject to restrictions on marketability.

If the shares of common stock commence trading, the trading price of the Company's common stock may be below $5.00 per share. If the price of the common stock is below such level, trading in its common stock would be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended. These rules require additional disclosure by broker-dealers in connection with any trades generally involving any non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Such rules require the delivery, before any penny stock transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must determine the suitability of the penny stock for the purchaser and receive the purchaser’s written consent to the transactions before sale. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in the Company’s common stock which could impact the liquidity of the Company’s common stock.

The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar solutions. Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than the Company possesses. These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences. These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its engineering expertise for providing turn-key biopharmaceutical manufacturing process are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area. However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margin and loss of market share. The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the continued and/or potential demand for the Company’s solutions. The Company has conducted no marketing studies regarding whether the Company’s services would actually be marketable on a larger scale or appeal to a wider set of clients. Moreover, the Company has not independently confirmed that its planned expansion of services responds to actual market needs. No assurances can be given that upon marketing, sufficient customer markets and business segments at BPECS can be developed to sustain the Company’s operations on a continued basis.

The Company may be subject to increasing environmental and regulatory restrictions and developments, which may result in increased costs, lower revenue and profits and/or difficulty in conducting business.

Current, or future, environmental regulations may affect the availability or cost of goods and services, such as natural resources, which are necessary to operate the Company’s business. Any violation of these laws could adversely affect the Company and its business. The Company’s operations may necessitate the use and handling of hazardous materials and, as a result, they may be subject to various federal, state, local and foreign laws, regulations and ordinances relating to the protection of the environment, including (without limitation) those regulations governing discharges to air and water, handling and disposal practices for solid and hazardous wastes, the cleanup of contaminated sites and the maintenance of a safe work place. These laws impose penalties, fines and other sanctions for noncompliance and liability for response costs, property damages and personal injury resulting from past and current spills, disposals or other releases of, or exposure to, hazardous materials. The Company could incur substantial costs as a result of noncompliance with or liability for cleanup or other costs or damages under these laws. The Company may become subject to more stringent environmental laws in the future. If more stringent environmental laws are enacted in the future, these laws could have a material adverse effect on the business, financial condition and results of operations of the Company.

14

The Company has authorized the issuance of preferred stock with certain preferences.

The board of directors of the Company is authorized to issue up to 20,000,000 shares of $0.0001 par value preferred stock. The board of directors has the power to establish the dividend rates, liquidation preferences, and voting rights of any series of preferred stock, and these rights may be superior to the rights of holders of the shares of common stock. The board of directors may also establish redemption and conversion terms and privileges with respect to any shares of preferred stock. Any such preferences may operate to the detriment of the rights of the holders of the shares of common stock, and further, could be used by the board of directors as a device to prevent a change in control of the Company. No such preferred shares or preferences have been issued to date, but such shares or preferences may be issued at a later time, subject to the sole discretion of the board of directors.

The Company failed to timely file a Form D

The Company did not timely file its Form D with the SEC as required under Regulation D of the Securities Act of 1933, as amended, in connection with its sale of its common stock commencing in August 2011. The Company believes it has complied with the substance of Regulation D since the Company’s private offering met the requirements of Rule 506 of Regulation D, and the SEC compliance and disclosure interpretations state that the failure to file a Form D (or the untimely filing thereof) does not eliminate the availability of the securities exemption under Rule 506 of Regulation D pursuant to which the shares of common stock were sold. However, the Company’s late filing of the Form D could result in the SEC and state securities administrators issuing fines and/or denying the Company’s use of Regulation D in future private placements. Any such fines or inability to use Regulation D in future private placements could have a material adverse impact on the Company.

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations. Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations. Any such liability which might arise could be substantial and may exceed the assets of the Company. The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

Intellectual property and/or trade secret protection may be inadequate.

The Company has not yet applied for any intellectual property or trade secret protection on any aspects of its business, but the Company does have plans to obtain patents, copyright, trademarks and/or service marks on all of its equipment, solutions and services in a timeframe that most reasonably suits the Company’s overall best interests. However, there can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to changing preferences of its clients. The needs of clients are subject to constant change. Although the Company intends to continue to develop and improve its services to meet changing customer needs and demands of the marketplace, there can be no assurance that funds for such expenditures will be available, that the Company's competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts. The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features of its offered services.

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ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below.

(1) On April 20, 2011 the Company issued 10,000,000 shares to Tiber Creek Corporation for total consideration paid for the shares of $1,000. Subsequently, on August 31, 2011, the Company redeemed an aggregate of 9,250,000 of these shares for the redemption price of $925.

On April 20, 2011 the Company issued 10,000,000 shares to MB Americus, LLC for total consideration paid for the shares of $1,000. Subsequently, on August 31, 2011, the Company redeemed an aggregate of 9,250,000 of these shares for the redemption price of $925.

(2) On August 31, 2011, the Company issued 3,000,000 shares of common stock to Gary Riccio pursuant to a change of control in the Company. The total consideration paid for the shares was $300.

(3) From August 31, 2011 through March 31, 2013, 88,800,000 shares of common stock were issued by the Company to the shareholders named below pursuant to executed subscription agreements under a Regulation D offering. Each of these transactions was issued as part of the private placement of securities by the Company in which no underwriting discounts or commissions applied to any of the transactions set forth below. The Company has filed a Form D with the Commission with respect to the Regulation D private offering.

Shareholder Name	Consideration	Number of Shares
Gary Riccio	$2,200.00	22,000,000
Norman Lieberman	$20,800.00	10,000,000
Jane Kinnick	$1,900.00	10,000,000
Benjamin Shen	$500.00	500,000
Peter Pappas	$500.00	500,000
Ken Dolan	$500.00	500,000
Annie L Riccio	$4,100.00	500,000
Angelica Lopez	$250.00	250,000
Shannon Hsu	$10,000.00	1,000,000
Thu Thuy Thi Duong (Darren Camargo)	$5,000.00	500,000
Wei Tang	$500.00	500,000
Hong Xia Yang	$40,000.00	2,000,000
Yan Wen Wang	$500.00	500,000
Gene Taylor	$250.00	250,000
David Macias	$1,000.00	100,000
Ricardo Castellanos	$2,000.00	200,000
James Lieberman	$1,000.00	100,000
Karin Schaefer	$1,000.00	100,000
Xiaoyun Li	$100.00	100,000
Harry Parrell	$1,000.00	100,000
Victor Mendez	$500.00	500,000
Victor Dena	$250.00	250,000
Derek Whiston	$10,800.00	9,000,000
Wendy Whiston	$10,000.00	1,000,000
John Fields	$80,000.00	8,000,000
Todd Thomas	$5,000.00	500,000
Suzanne Anderson	$15,000.00	1,500,000
Barbara Anderson	$3,000.00	300,000
Narumon Gahn	$5,000.00	500,000
Rimmal and Amina Afzal	$85,000.00	8,500,000
Christopher and Dana Covellone	$10,000.00	1,000,000
Scott A. Dunham	$10,000.00	1,000,000
Alex J. Henkemeyer	$12,000.00	1,200,000
Daniel Sullivan	$11,000.00	1,100,000
Basel Malhas	$20,000.00	2,000,000
Herbert P. and Marge G. Sieber	$1,000.00	100,000
Mark LeWinter	$3,000.00	300,000
Tae Lee	$9,000.00	900,000
Genejo or Teri Ann Smith	$5,000.00	500,000
Bruce Trexler	$2,000.00	200,000
Matt Eaton	$250.00	250,000
Haythem A.H. Aboud	$5,000.00	500,000

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On October 11, 2012, the Company issued 1,000,000 shares of common stock to Gary Riccio, the sole owner of GMR (the seller of BPECS to the Company), in connection with the Acquisition.

ITEM 5.06 Change in Shell Company Status

The Company has acquired BPECS which has a defined business plan and has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The audited carve-out statements of revenues and expenses of BioPharmaceutical Process Engineering and Consulting Services for the period ended October 10, 2012 and the years ended December 31, 2011, and 2010, respectively, are included herewith.

Exhibits

2.1+	Asset Exchange Agreement

+ Previously filed on Form S-1 on October 18, 2012 (File No.: 333-184494) as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BIOPHARMA MANUFACTURING SOLUTIONS, INC.

Date: June 3, 2014	/s/ Gary Riccio
President and Chief Executive Officer

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Director of

GMR Engineering Inc.:

We have audited the accompanying carve-out balance sheets as of December 31, 2011 and October 10, 2012 and the income statement, statements of equity and statements of cash flows of BioPharmaceutical Process Engineering and Consulting Services (the "Company")for the year ended December 31, 2011 and for the period from January 1, 2012 through October 10, 2012. These carve-out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these carve-out financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and October 10, 2012 and the income statements and the statements of cash flows for the year ended December 31, 2011 and for the period from January 1, 2012 through October 10, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Anton & Chia, LLP

Newport Beach, California

December 15, 2012

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT BALANCE SHEETS

AS OF OCTOBER 10, 2012 AND DECEMBER 31, 2011

	October 10, 2012	December 31, 2011
ASSETS

Current assets
Cash	$-	$-
Prepaid expenses	1,167
Due from GMR Engineering, Inc.	472,127	268,310
Total assets	$473,294	$268,310

LIABILITIES AND EQUITY

Credit line	$23,718	25,729
Accrued liabilities	10,074	12,706
Equity	439,503	229,875
Total liabilities and equity	$473,294	$268,310

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT INCOME STATEMENTS

FOR THE PERIOD FROM JANUARY 1, 2012 THROUGH OCTOBER 10, 2012

AND THE YEAR ENDED DECEMBER 31, 2011

	For the period from January 1, 2012 to October 10, 2012	Year ended December 31, 2011

Revenues - net	$203,817	$263,458

Operating expenses
Salaries	96,059	147,455
General and administrative expenses	14,286	22,821
Total operating expenses	110,345	170,276

Operating income	93,472	93,182

Interest expense	1,498	2,025

Income tax	-	-

Net income	$91,974	$91,157

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT STATEMENTS OF EQUITY

FOR THE PERIOD  FROM JANUARY 1, 2012 THROUGH OCTOBER 10, 2012

AND THE YEAR ENDED DECEMBER 31, 2011

Balance at January 1, 2011	$4,852

Equity contribution	133,866

Net income	91,157
Balance at December 31, 2011	229,875

Equity contribution	117,654

Net income	91,974

Balance at October 10, 2012	$439,503

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

CARVE-OUT STATEMENTS OF CASH FLOWS

FOR THE PERIOD  FROM JANUARY 1, 2012 THROUGH OCTOBER 10, 2012 AND THE YEAR

ENDED DECEMBER 31, 2011

	For the period from January 1, 2012 to October 10, 2012	Year ended December 31, 2011

OPERATING ACTIVITIES
Net income	$91,974	$91,157
Changes in operating assets and liabilities
Prepaid expenses	(1,167)
Accrued liabilities	(2,682)	12,288
Due from GMR Engineering, Inc.	(203,817)	(263,458)
Net cash used in operating activities	(115,692)	(160,013)

FINANCING ACTIVITIES
Credit line	(1,962)
Capital contribution	117,654	160,013
Net cash provided by financing activities	115,692	160,013

Net (decrease) increase in cash	-	-

Cash, beginning of year	-	-

Cash, end of year	$-	$-

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

BioPharmaceutical Process Engineering and Consulting Services is a component of GMR Engineering Inc. (S-Corporation). BioPharmaceutical Process Engineering and Consulting Services may also be referred in these notes to the carve-out financial statements as “BPECs”, “the Business”, “the Company”, “we”, “us” or “our.”

The Company provides technology transfer and scale-up, process engineering, process automation and process validation consulting services to major biotech and pharmaceutical manufacturers in the Life Sciences industry. The Company assists clients in designing the processes and equipment used to manufacture biopharmaceutical products, provides the automation systems to monitor and control these manufacturing processes and assists in validating the manufacturing processes and facilities that house these processes. The Company provides turnkey technical support to its clients from laboratory formulation through clinical scale and commercial manufacturing, validation, FDA submission and approval.

GMR Engineering Inc. was incorporated on June 17, 1996 under the laws of the State of California, to engage in professional practice in automated process control and instrumentation systems in the pharmaceutical industry.

Basis of presentation

The accompanying carve-out financial statements of BioPharmaceutical Process Engineering and Consulting Services have been prepared from the historical accounting records of GMR Engineering Inc. Historically, financial statements have not been prepared on a stand-alone basis for BioPharmaceutical Process Engineering and Consulting Services, as it has not operated separately from GMR Engineering Inc. These financial statements reflect the carve-out results of revenues and expenses for BioPharmaceutical Process Engineering and Consulting Services in a manner consistent with how GMR Engineering Inc. managed the Business. All material revenues and expenses specifically identified to the Business have been presented in the carve-out financial statements in accordance with SAB.Topic 1B1, Allocation of Expenses and Related Disclosure in Financial Statements of Subsidiaries, Divisions or Lesser Business Components of Another Entity (SAB No. 55). BPECS has been allocated its portion of the following line items from GMR Engineering, Inc. utilizing total revenues and the revenues for each division. BPECs has been allocated its portion of prepaid expenses pertaining to software licensing, the line credit and accrued liabilities. The BPECs division does not utilize material amounts of equipment as it was simply the principal owner handling the day to day operations so no equipment was transferred to BPECs. GMR Engineering, Inc. is a non-taxable entity therefore no accrued or income tax expenses were allocated to BPECs. BPECs was allocated revenues based on its direct contracts obtained. Salaries, consultant expenses and general overhead and expenses (which includes advertising, accounting, legal and other selling, general and administrative expenses) were allocated based on relative revenues based on GMR’s Engineering, Inc’s total revenues. The carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

Use of estimates

The preparation of carve-out financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Prepaid expenses

The Company prepays for its engineering software and other licenses (“Contracts”) at the beginning of the contract and the contractual arrangement is for a twelve month period and is prepaid at the beginning of the year. The prepaid expenses are amortized over the term of the Contracts. As of October 31, 2012, there was two months remaining on the Contracts where as of December 31, 2011 the full balance was paid.

23

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

Equipment

The Company does not have any material equipment as it’s a services business and all software and computers are expensed in the first twelve months as part of general and administrative expenses.

Line of credit

GMR Engineering maintained a line of credit to finance its business. GMR Engineering has allocated approximately 20% of the total line of credit balance to BPECs which is its relative usage of the line of credit as BPECs is a service business. The line of credit is personally guaranteed by the owner of GMR Engineering and GMR Engineering has a maximum available balance of $130,000 with an annual interest rate of 8.75%.

Revenue recognition

Revenues are derived from process engineering, designing, customization, and software automation for certain pharmaceutical and biotechnological equipment. We recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”.  In all cases, revenue is recognized when we have evidence of an arrangement, a determinable fee, and when collection is considered to be probable and our services are completed.  At the time of transfer of BPECS to Biopharma Manufacturing Solutions Inc. (“BioPharma”), no revenue contracts were transferred from GMR Engineering, Inc (“GMR”).as all of GMR’s contracts, that included BPECs engineering services, had already been completed and respective revenues collected prior to the transfer. However, all of BPECs engineering capabilities were transferred from GMR to BioPharma at that time. As a result of the transfer of BPECs engineering capabilities, Biopharma Manufacturing Solutions Inc. was subsequently able to perform on, and complete, its first independent engineering service contract and realize revenue in the 4 th Quarter of 2012.

Concentration of risks

Concentration of customers

There were one client and two clients representing 10% or more of the Company’s revenue during the period from January 1, 2012 through October 10, 2012 and the year ended December 31, 2011, respectively.

	2012	2011

Client 1	$198,817	$193,226
Client 2	-	30,480
Others	5,000	39,752
	$203,817	$263,458

Salaries

Salaries are accrued and expensed in the period in which the associated services are rendered by employees and contractors to the business. Salaries include payroll taxes both the employee and employer. Salary expenses for the period from January 1, 2012 by October 10, 2012 and the year ended December 31, 2011, consisted of the following:

24

BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

	2012	2011

Direct hire employees	$82,809	$98,873
Contractors	13,250	48,582

	$96,059	$147,455

General and administrative expenses

As part of the carve out allocation, BioPharmaceutical Process Engineering and Consulting Services has been allocated general and administrative expenses from GMR Engineering, Inc. based on a historical percentage of revenues. Management believes that this method to allocate expenses is reasonable. General and administrative expenses mainly consist of office expenses, out-of-pocket traveling expenses, accounting and consulting fees and insurance.

Income tax expenses

The Company is taxed as an S- Corporation under the provisions of federal and state tax codes. Under federal laws, taxes based on income of an S- Corporation are payable by the shareholders individually. Accordingly, no provision for federal income taxes has been made in the accompanying carve-out financial statements.

Equity and due from GMR Engineering, Inc.

During the period ended October 10, 2012 and the year ended December 31, 2011 GMR Engineering, Inc. paid portion of the operating expenses, consisting of salaries and overhead expenses, on behalf of the Company. These expenses amounted to $117,654 and $133,866, respectively and have been recorded as equity since BioPharmaceutical Process Engineering and Consulting Services is not obligated to repay the amounts to GMR Engineering, Inc.

The due from GMR Engineering, Inc. reflects the net income and cash collected from revenues generated by BioPharmaceutical Process Engineering and Consulting Services that was retained by GMR Engineering, Inc. There is no interest accrued on this balance. The following represent the activity in the Due From GMR Engineering Inc. account for the period from January 1, 2011 to October, 10, 2012:

Balance at January 1, 2011	$4,852

Additions to Due from GMR Engineering, Inc.	263,458
Balance at December 31, 2011	268,310

Additions to Due from GMR Engineering, Inc.	203,817
Balance at October 10, 2012	$472,127

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BIOPHARMACEUTICAL PROCESS ENGINEERING AND CONSULTING SERVICES

NOTES TO CARVE-OUT FINANCIAL STATEMENTS

General and administrative expenses

General and administrative expenses mainly consist of office expenses, out-of-pocket traveling expenses, accounting and consulting fees and insurance.

Income tax expenses

The Company is taxed as an S- Corporation under the provisions of federal and state tax codes. Under federal laws, taxes based on income of an S- Corporation are payable by the shareholders individually. Accordingly, no provision for federal income taxes has been made in the accompanying carve-out financial statements.

Subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued, and identified the following required disclosure:

On October 11, 2012, BioPharma Manufacturing Solutions, Inc., a Delaware Corporation (“BioPharma”) and GMR Engineering, Inc., executed an agreement where GMR Engineering Inc., agreed to transfer its BioPharmaceutical Process Engineering and Consulting Services in exchange for 1,000,000 shares of the voting common stock of BioPharma.

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Exhibit

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Since August 2011, BioPharma Manufacturing Solutions Inc. and GMR Engineering Inc. have been operating under common control.

The unaudited pro forma combined financial information presents how the combined balance sheets and income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. may have appeared had the businesses actually been combined as of June 30, 2012 and December 31, 2011.

The preliminary pro forma combined financial information is derived from and should be read in conjunction with the historical financial statements and related notes of BioPharma Manufacturing Solutions Inc. on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2012.

The following unaudited pro forma combined balance sheet as of June 30, 2012, combines the June 30, 2012 historical balance sheets of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services.

The unaudited pro forma combined financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or business results of operations actually would have been had the combination been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the Company. No effect has been given in the unaudited pro forma combined income statements for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations. The unaudited pro forma combined financial statements should be read in conjunction with the respective historical financial statements and notes thereto for the Company that are filed on Form 10-K with the Securities and Exchange Commission and the audited historical financial statements of BioPharma Manufacturing Solutions Inc.

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Unaudited Pro Forma Combined Balance Sheets

As of June 30, 2012

	Historical
		BioPharmaceutic
		al Process
	BioPharma	Engineering and
	Manufacturing	Consulting	Pro-Forma
	Solutions	Services	Adjustments		Pro-Forma
ASSETS

Current assets
Cash	$270,333	$-			$270,333
Prepaid Expenses	86,900	1,167	(1,167)		86,900
Due from related party	41,621	462,275	(462,275	)(a)	41,621
Total assets	$398,854	$463,442	$(463,442)		$398,854

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
Credit Line	$-	$17,153	$(17,153	)(a)	$-
Accrued Liabilities	400	8,471	(8,471	)(a)	400
Total current liabilities	400	25,623	(25,623)		400

Stockholders' deficit
Preferred stock	-	-	-		-
Common stock	9,365	-	100	(b)	9,465
Additional paid in capital	392,885	437,819	(437,819	)(a)	392,885
Discount on common stock	(300)	-	(100	)(b)	(400)
Accumulated deficit	(3,496)	-	-		(3,496)
Total stockholders' deficit	398,454	437,819	(437,819)		398,454

Total liabilities and stockholders' deficit	$398,854	$463,442	$(463,442)		$398,854

(a) To reflect the elimination of BPECS assets and liabilities that were not part of the acquisition.

(b) To reflect 1,000,000 common stock issued as consideration in the acquisition of BPECS.

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The unaudited pro forma combined statements of income for the six months ended June 30, 2012 and the year ended December 31, 2011, combine the historical income statements of BioPharma Manufacturing Solutions Inc. and BioPharmaceutical Process Engineering and Consulting Services business of GMR Engineering Inc. with the assumption that the companies had been combined on April 20, 2011, the inception date of BioPharma Manufacturing Solutions Inc. (formerly Beachwood Acquisition Corporation).

	Historical
		BioPharmaceutical Process
	BioPharma Manufacturing	Engineering and Consulting	Pro-Forma
	Solutions	Services	Adjustments	Pro-Forma

Revenues, net	$-	$198,817	$-	$198,817

Operating expenses
Depreciation and amortization	-	-	-	-
Salaries	-	82,640		82,640
General and administrative	122,524	11,279		133,803
Total operating expenses	122,524	93,919	-	216,443

(Loss)/Income from operations	(122,524)	104,898	-	(17,626)

Income tax	-	-	-	-
Net (loss)/Income	$(122,524)	$104,898	$-	$(17,626)

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Unaudited Pro Forma Combined Statements of Income

For the Year Ended December 31, 2011

	Historical
		BioPharmaceutical Process
	BioPharma Manufacturing	Engineering and Consulting	Pro-Forma
	Solutions	Services	Adjustments	Pro-Forma

Revenues, net	$-	$263,458	$-	$263,458

Operating expenses
Depreciation and amortization	-	-	-	-
Salaries	-	98,873		98,873
General and administrative	3,496	71,403		74,899
Total operating expenses	3,496	170,276	-	173,772

Loss from operations	(3,496)	93,182	-	89,686

Income tax	-	-	-	-
Net loss	$(3,496)	$93,182	$-	$89,686

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